UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss 240.14a-12

                          Roebling Financial Corp, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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

[LOGO]   -----         ROEBLING FINANCIAL CORP, INC.       -------



December 29, 2005

Dear Shareholder:

         On behalf of the Board of Directors and management of Roebling Financial Corp, Inc. (the "Company"), I cordially invite you to attend the 2006 Annual Meeting of Shareholders to be held at Bung's Tavern, 2031 Route 130 South, Burlington New Jersey, on Monday, January 30, 2006, at 3:30 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions shareholders may have.

         You will be asked to elect two directors, to ratify the 2006 Stock Option Plan and 2006 Restricted Stock Plan and to ratify the appointment of Fontanella and Babitts as the Company's independent public accountants for the fiscal year ending September 30, 2006. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                       Sincerely,


                                       /s/Frank J. Travea, III

                                       Frank J. Travea, III
                                       President and Chief Executive Officer


Route 130 South & Delaware Avenue, PO Box 66, Roebling, NJ  08554 (609) 499-9400

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                          ROEBLING FINANCIAL CORP, INC.
                       ROUTE 130 SOUTH AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 30, 2006
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NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Shareholders  (the  "Annual
Meeting") of Roebling Financial Corp, Inc. (the "Company"), will be held at Bung's Tavern, 2031 Route 130 South, Burlington, New Jersey, on Monday, January 30, 2006, at 3:30 p.m. local time for the following purposes:

         1.       To elect two directors of the Company;

         2.       To ratify the Roebling  Financial Corp, Inc. 2006 Stock Option
                  Plan;

         3.       To ratify the Roebling Bank 2006 Restricted Stock Plan; and

         4. To ratify the appointment of Fontanella and Babitts as independent public accountants of the Company for the fiscal year ending September 30, 2006;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Annual Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Shareholders of record at the close of business on December 14, 2005 are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND. ALL SHAREHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/Joan K. Geary

                                        JOAN K. GEARY
                                        Secretary
Roebling, New Jersey
December 29, 2005

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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
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                                 PROXY STATEMENT
                                       OF
                          ROEBLING FINANCIAL CORP, INC.
                       ROUTE 130 SOUTH AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
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                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 30, 2006
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                                     GENERAL
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         This Proxy Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Roebling Financial Corp, Inc. (the "Company") to be used at the 2006 Annual Meeting of Shareholders which will be held at Bung's Tavern, 2031 Route 130 South, Burlington, New Jersey, on Monday, January 30, 2006, at 3:30 p.m. local time (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about December 29, 2005.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Annual Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified on your signed proxy, your shares will be voted (a) FOR the election of directors named in Proposal I,
(b) FOR Proposal II (ratification of the Roebling Financial Corp, Inc. 2006 Stock Option Plan), (c) FOR Proposal III (ratification of the Roebling Bank 2006 Restricted Stock Plan), (d) FOR Proposal IV (ratification of independent public accountants); and (e) in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting or any adjournments thereof. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Joan K. Geary at Route 130 South and Delaware Avenue, Roebling, New Jersey 08554) written notice of such revocation;
(ii) submitting a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and giving the Secretary timely notice of your intention to vote in person.

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                       VOTING SECURITIES AND VOTE REQUIRED
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         The securities  entitled to vote at the Annual  Meeting  consist of the
Company's common stock, par value $.10 per share (the "Common Stock"). The Board of Directors has fixed the close of business on December 14, 2005 (the "Record Date") as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 1,710,045 shares of the Common Stock outstanding. Each shareholder of record on the Record Date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being solicited by the Board of Directors enables a shareholder to vote for the election of the nominees as submitted as Proposal I, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the Option Plan (Proposal II) and the ratification of the Restricted Stock Plan (Proposal III), a stockholder may, by checking the appropriate box: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) vote to "ABSTAIN" on the item. Proposals II and III shall be determined by a majority of the votes cast (in person or by proxy) at the Annual Meeting. Broker Non-Votes will have no impact on the outcome of the votes on Proposals II and III, and proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" Proposals II and III.

         As to the ratification of the independent public accountants, which is submitted as Proposal IV, a shareholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal IV and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
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         Persons  and groups  beneficially  owning in excess of 5% of the Common
Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A person is deemed the beneficial owner of shares of Common Stock as to which he or she has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days of the Record Date. The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.



Name and Address                          Amount and Nature of    Percent of Shares of
of Beneficial Owner                       Beneficial Ownership   Common Stock Outstanding
-------------------                       --------------------   ------------------------

Mark V. Dimon
Route 130 South and Delaware Avenue
Roebling, New Jersey  08554                     90,706 (1)                 5.3%

Roebling Bank Employee Stock
   Ownership Plan Trust
Route 130 South and Delaware Avenue
Roebling, New Jersey  08554                    132,769 (2)                 7.8%

Lance S. Gad
1250 Fence Row Drive
Fairfield, CT  06824                           131,122                     7.7%



-----------
(1)  Excludes 132,769 shares held by the ESOP for which he serves as a trustee.
(2) The Roebling Bank Employee Stock Ownership Plan ("ESOP") has shared voting and dispositive power over 132,769 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Dimon, Ferry and LaVecchia to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 50,415 shares have been allocated to participant accounts under the ESOP.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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         The Board of Directors currently consists of six members,  each of whom also serves as a director of the Company's principal subsidiary, Roebling Bank (the "Bank"). Under the Company's Certificate of Incorporation, directors are divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. Two directors will be elected at the Annual Meeting, to serve for a three-year term or until his or her successor has been elected and qualified.

         John A. LaVecchia and George N. Nyikita (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees are currently members of the Board and have been nominated for three-year terms to expire in the 2009 annual meeting of shareholders and when their successors have been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to each of the nominees, the directors continuing in office and the Company's executive officers, including for each their name, their positions with the Company, age, the year they first became a director of the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director first became a director of the Company upon its incorporation in 2004. Beneficial ownership of directors and executive officers of the Company, as a group, is also shown below.


                                                                                                   Shares of
                                                       Year First           Current              Common Stock
                                                       Elected or            Term          Beneficially Owned as of       Percent of
Name and Position                      Age(1)         Appointed(2)          Expires               Record Date                Class
-----------------                      ------         ------------          -------               -----------                -----

                                              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2009

John A. LaVecchia                        58               1989               2006                16,626 (3)(4)                1.0%
Director and Vice Chairman
George N. Nyikita                        55               1989               2006                23,108 (3)                   1.4
Director
                                                    DIRECTORS CONTINUING IN OFFICE

Mark V. Dimon                            47               1983               2007                90,706 (4)                   5.3
Director and Treasurer
John J. Ferry                            55               1986               2007                74,446 (4)                   4.4
Director and Chairman of the
Board
Joan K. Geary                            77               1990               2008                20,589                       1.2
Director and Secretary
Robert R. Semptimphelter, Sr.            53               1990               2008                34,065 (3)                   2.0
Director
                                               EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Frank J. Travea, III                     59                --                 --                 10,568 (5)                   0.6
President and Chief Executive
Officer
Janice A. Summers                        44                --                 --                  9,945 (6)                   0.6
Senior Vice President, Chief
Operating Officer and
Chief Financial Officer
All directors and executive                                                                     280,053 (3)(4)               16.2
officers as a group
(8 persons)

------------------------------
(1)      At September 30, 2005.
(2)      Refers to the year the individual first became a director of the Bank.
(3) Includes 6,214 shares for Mr. Semptimphelter and Mr. LaVecchia and 2,214 shares for Mr. Nyikita that may be acquired through the exercise of stock options within 60 days of the Record Date.
(4) Excludes 132,769 shares held by the ESOP for which Messrs. LaVecchia, Dimon and Ferry serve as members of the ESOP Trust and ESOP Planning Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5) Includes 5,150 shares allocated to the account of Mr. Travea in the ESOP and 416 shares of Common Stock eligible to be issued under the restricted stock plan within 60 days of the Record Date.

(6) Includes 4,689 shares allocated to the account of Ms. Summers in the ESOP and 256 shares of Common Stock eligible to be issued under the restricted stock plan within 60 days of the Record Date.


Biographical Information

         The principal occupation of each director and executive officer of the Company is set forth below. Executive officers receive compensation from the Bank. All directors and executive officers have held their present positions for a minimum of five years unless otherwise stated.

Nominees for Directors:

         John A. LaVecchia is an Internet Sales Consultant for Brandow Auto Group. He has also served as Senior Manager of Brandow Group, Chevrolet Division. Prior to joining Brandow Chevrolet in 1991, Mr. LaVecchia served as President of Totten Chevrolet Inc., an automotive dealership. Mr. LaVecchia is a former member of the Board of Directors of Girl Scouts USA and has coached in both Medford Little League and Medford Youth Soccer Clubs.

         George N. Nyikita has served as Executive Director of the Burlington County Bridge Commission since 1991. He also serves as Commissioner of the Burlington County Tax Board and is a member of the Board of Trustees of Burlington County College.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Mark V. Dimon is the sole proprietor of Dimon Oil Corp, a commodity brokerage business he founded in 1988. Mr. Dimon has been a member of the Florence Township Board of Education since 2000.

         John J. Ferry is President and owner of Ferry Construction, a general construction contractor with which he has been affiliated for 31 years. Mr. Ferry is a member of the Moorestown, New Jersey, Planning Board and is also President of the Burlington County Institute of Technology School Board, in Westampton, New Jersey.

         Joan K. Geary is the President and majority owner of Keating Realty Company, which is engaged in equipment rental, excavation, grading and related work and with which she has been affiliated for 59 years. Ms. Geary is the Chairperson of the Florence Township Economic Development Council. She also holds a New Jersey Real Estate License.

         Robert R. Semptimphelter, Sr. is a principal in Farnsworth & Semptimphelter, LLC, a healthcare physician billing service located in Burlington County which he formed in 2002. Prior to forming Farnsworth & Semptimphelter, LLC, he had served as Director of Patient Finance and Services at Carrier Clinic, Bellmeade, New Jersey since 1992. Prior to that, he held the position of bank examiner at a public accounting firm and was the comptroller of a large New Jersey healthcare institution.

         Mr. Semptimphelter has a degree in accounting from St. Edwards University and a masters degree in finance from Rider University.

Executive Officers Who Are Not Directors:

         Frank J. Travea, III commenced employment with the Bank in September 2000 as Vice President and Commercial Loan Officer. In January 2002, Mr. Travea was appointed Vice President and Senior Loan Officer. In September 2002, Mr. Travea was appointed President and Chief Executive Officer of the Bank, upon the retirement of the former President and Chief Executive Officer. Mr. Travea has been employed in the banking industry for 42 years. Mr. Travea is a board member of the Burlington County Chamber of Commerce and the Burlington Rotary. He is Chief Financial Officer of the Library Company of Burlington, the oldest private library in the United States, and President of the Burlington-Camden County Savings League. He is also a member of the Plumsted Township Economic Development Council.

         Janice A. Summers commenced employment with the Bank in May 2000 as Senior Vice President and Chief Operating Officer. In September 2002, Ms. Summers was appointed Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Bank and Company. Prior to joining the Bank, Ms. Summers was Executive Vice President and Chief Financial Officer of St. Edmond's Federal Savings Bank in Philadelphia, where she had been employed since 1993. Ms. Summers is a Certified Public Accountant.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. All committees act for the Company and the Bank. During the fiscal year ended September 30, 2005, the Board of Directors held four regular meetings and one special meeting. During the fiscal year ended September 30, 2005, no director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which such director served. The Company encourages directors to attend annual meetings of shareholders. All directors attended the 2005 Annual Meeting of Shareholders of Roebling Financial Corp, Inc. Shareholders may send written communications to directors by addressing them to the Secretary at the main office. In addition to other committees, as of September 30, 2005, the Company had a Nominating Committee, a Personnel Committee, and an Audit Committee.

         The Personnel Committee meets as needed to review the performance of employees and to determine compensation to be recommended to the Board. The
Personnel Committee is comprised of Directors Nyikita, Geary and Ferry. The Committee met ten times during fiscal 2005.

         The Audit Committee consists of Directors Semptimphelter, Nyikita, Ferry and Dimon. The Board of Directors has determined that all the members of the Audit Committee would be independent as defined by the listing standards of The Nasdaq Stock Market. The Board of Directors has determined that Mr. Semptimphelter is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission and that he is independent within the meaning of the listing requirements of The Nasdaq Stock Market. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the outside accountants to discuss the scope of the audit and to review the results of the annual audit. This Committee met six times in fiscal 2005. The Board of Directors has not adopted a formal written charter for the Audit Committee.

         Nominating Committee. The Company does not have a standing nominating committee or committee performing similar functions. Instead, the Board of Directors appoints a nominating committee for the selection of management's nominees for director. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by shareholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including shareholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Company and the Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Company common stock. All Board nominees for election at this year's annual meeting are incumbent directors standing for re-election. The Board of Directors appointed a nominating committee one time during fiscal year 2005 in order to make nominations for directors at the 2005 Annual Meeting. Such committee consisted of independent Directors Dimon and Nyikita.

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                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         General. Each non-employee Director receives $750 for each board meeting attended and $300 for each committee meeting attended. Total fees of approximately $130,000 were paid to directors for their service on the Board of Directors and its committees during the fiscal year ended September 30, 2005.

         Directors Consultation and Retirement Plan. The Bank sponsors a Directors Consultation and Retirement Plan ("DRP") to provide retirement benefits to non-employee directors of the Bank. Payments under the DRP commence upon retirement as a director of the Bank. The DRP provides a retirement benefit based on the number of years of service to the Bank. Benefits shall be paid for a maximum of 84 months to the retired directors, a surviving spouse or the director's estate. For the fiscal year ended September 30, 2005, payments totalling approximately $10,000 were made under the DRP to the surviving spouse of a retired director.

Executive Compensation

         The Company has no full-time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No other executive officer of either the Bank or the Company had a salary and bonus for the fiscal year ended September 30, 2005, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                                                                            Long-Term
                                                                          Compensation
                                                                             Awards
                                           Annual Compensation           -------------
Name and                    Fiscal         -------------------             Restricted            All Other
Principal Position           Year          Salary        Bonus            Stock Awards          Compensation
------------------          -----          ------        -----            ------------          ------------

Frank J. Travea, III        2005         $100,877       $10,000           $12,000 (1)             $22,927 (3)
President and Chief         2004           92,000         9,000             9,000 (2)              21,209
Executive Officer           2003           82,950        18,000                    --              11,076


---------------------
(1) Represents the value of 1,237 shares of the restricted stock awarded to Mr. Travea under the Restricted Stock Plan on December 5, 2005 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2005, the value of Mr. Travea's restricted stock award would have been $12,123.
(2) Represents the value of 923 shares of the restricted stock awarded to Mr. Travea under the Restricted Stock Plan on December 6, 2004 based on the fair market value of such shares on the date of grant. Such shares vest at the rate of 20% per year effective with the date of grant. At September 30, 2005, the value of Mr. Travea's restricted stock award would have been $8,953.
(3) Includes $4,395 in Bank contributions made to Mr. Travea's 401(k) account, $6,360 in family health insurance premiums paid by the Bank, 1,359 shares allocated to Mr. Travea's account pursuant to the ESOP at a cost of $8.48 per share (with an aggregate market value of $13,318) and $648 representing the taxable amount of employer-provided group term life insurance.


         Employment Agreements. The Bank has entered into employment agreements (the "Agreements") with Mr. Frank J. Travea, III and Ms. Janice A. Summers each for a one-year term subject to annual extension for an additional year on each anniversary date unless the Board of Directors gives 60 days prior notice. Mr. Travea's base compensation under his Agreement is $100,000 and Ms. Summers' compensation under her Agreement is $96,000. Under the Agreements, both Mr. Travea's and Ms. Summers' employment may be terminated by the Bank with or without "just cause" as defined in the Agreement. If the Bank terminates Mr. Travea's or Ms. Summers' employment without just cause, they will be entitled to a continuation of their salary from the date of termination through the remaining term of the Agreement, but in no event for a period of less than six months thereafter. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreements, Mr. Travea and Ms. Summers will each be paid an amount equal to 2.0 times their respective total taxable compensation for the calendar year ending on December 31 preceding such termination, plus the costs associated with maintaining their benefits participation for a period of two years. In the event of a change in control at September 30, 2005, Mr. Travea and Ms. Summers would have been entitled to lump sum payments of approximately $235,000 and $200,000, respectively.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
           PROPOSAL II - RATIFICATION OF ROEBLING FINANCIAL CORP, INC.
                             2006 STOCK OPTION PLAN
--------------------------------------------------------------------------------

        General. The Board of Directors has adopted the Roebling Financial Corp, Inc. 2006 Stock Option Plan (the "Option Plan") and is seeking ratification of the Option Plan by the Company's shareholders. Pursuant to the Option Plan, up to 91,076 shares of Common Stock, are to be reserved from the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to directors, officers and employees from time to time ("Options"). The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain directors, officers and employees to promote the success of the business of the Company and the Bank. The Option Plan has a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the complete provisions of the Option Plan which is attached hereto as Appendix A.

         The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Option Committee may select the officers and employees to whom options are to be granted and the number of Options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee, provided that the Board has reserved the final authority with respect to granting of Options under the Plan.

         Directors, officers and employees who are designated by the Option Committee will be eligible to receive, at no cost to them, Options under the Option Plan (the "Optionees"). At September 30, 2005, the Company had six non-employee directors and 49 full and part-time employees. Each Option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that Options granted under the Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and that do not normally result in tax deductions to the Company) or Non-Incentive Stock

Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. Common Stock used in full or partial payment of the exercise price must have been owned by the person exercising such Option not less than six months prior to the date of exercise. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the Option Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

         Stock Options. The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. Generally, except as may otherwise be determined by the Option Committee at the time of the award, an Incentive Stock Option may only be exercised while the Optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option). In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non- Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such Options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than 100% of the "Fair Market Value" of the Common Stock covered by the Option on the date of grant of such Option; provided that the exercise price of Options awarded during 2006 shall not be less than $10.00 per share. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. If an officer or employee owns Common Stock representing more than 10% of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

         No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no Optionee shall have any of the rights of a shareholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

         Awards Under the Option Plan. The Board or the Option Committee shall from time to time determine the officers, directors, employees and other persons who shall be granted Options under the Option Plan, the number of Options to be granted to any individual, and whether the Options granted will be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Optionees and in determining the number of Options to be granted, the Board or the Option Committee may consider the nature of the services rendered by each such individual, each individual's current and potential contribution to the Company and such other factors as may be deemed relevant. Optionees may, if otherwise eligible, be granted additional Options. In no event shall Common Stock subject to Options granted to non-employee directors in the aggregate under the Option Plan exceed 70% of the total number of shares reserved under the Option Plan, and no more than 15% of the available shares of Common Stock may be awarded to any individual non-employee director. In no event, shall Common Stock subject to Options granted to any Employee exceed 20% of the total number of the available shares of Common Stock.

         Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase shares of Common Stock as detailed below will be granted to each non-employee director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant but in no event at an exercise price of less than $10 per share. Options may be granted to newly appointed or elected non-employee directors or prior Option recipients within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Options granted to non-employee directors on the Effective Date will be 100% exercisable on the date of shareholder approval of the Option Plan. Such Options granted to non-employee directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding Options become immediately exercisable in the event of a change in control (as defined in the Option Plan) of the Company or the Bank.

         The table below presents information related to stock option awards anticipated to be awarded upon the Effective Date of the Option Plan. No specific determination has been made with respect to Options that may be awarded to the officers and employees of the Company. It is anticipated that the Board will make a determination related to such Option awards at a later date following the date of shareholder approval of the Plan. The Board will consider such information as it deems necessary and appropriate in making its determination related to any Option awards, including job responsibilities, individual and Company performance, the Company's compensation philosophy and programs, and stock compensation practices by other financial institutions. No Options are expected to be awarded to any associates of executive officers, directors or nominees. No other person is expected to receive 5% or more of the Options authorized under the Option Plan.


                                                                                 Number of Options
Name and Position                                                                  to be Granted
-----------------                                                                  -------------

Frank J. Travea, III, President and Chief Executive Officer                              *
John J. Ferry, Chairman of the Board and Director                                    9,107(1)
Mark V. Dimon, Director and Treasurer                                                9,107(1)
Joan K. Geary, Director and Secretary                                                9,107(1)
John A. LaVecchia, Director and Vice Chairman                                        9,107(1)(2)
George N. Nyikita, Director                                                          9,107(1)(2)
Robert R. Semptimphelter, Sr., Director                                              9,107(1)
All executive officers as a group                                                        *
All current directors who are not executive officers as a group                     54,642(1)
All employees, including current officers who are not executive officers,
   as a group                                                                            *

----------------------
* To be determined. It is anticipated that if the Option Plan receives shareholder approval, Option awards to officers and employees may be made by the Committee during the calendar quarter ending March 31, 2006; however, at this time, no assurances can be made that such awards will in fact be made, the recipients of such awards, or the level of such individual awards.
(1) Options awarded to directors are first exercisable as of the date of grant. Such Options shall remain exercisable for ten years.
(2)  Nominee for re-election as a director of the Company.

         Effect of Mergers, Change of Control and Other Adjustments. Subject to any required action by the shareholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common
Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event (including a special or non-recurring dividend that has the effect of a return of capital distribution to shareholders), the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to Options, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan. In the case of a Change in Control of the Company or the Bank as determined by the Option Committee, all outstanding Options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the bank or the Company whereby the Bank or the Company is not the surviving entity; (iii) a change in control of the Company or the Bank as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements set forth under Section 574.3(c)(1)(vii) of OTS Regulations (12 C.F.R. ss.574.3(c)(1)(vii)).

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between
(A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

         In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. ss. 565.4), is subject to enforcement action by the OTS, or receives a capital directive under 12 C.F.R. ss. 565.7, then all Options awarded to executive officers or directors of the Company or its subsidiaries must be exercised or forfeited.

         Amendment and Termination of the Option Plan. The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to ratification by the shareholders of the Company.

         The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan, however, the Board has determined that the implementation of such plan provisions is in the best interests of the shareholders of the Company, as well as the officers, directors and employees of the Company.

         Possible Dilutive Effects of the Option Plan. The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders may be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 91,076 shares of Common Stock), then the dilutive effect to current shareholders would be approximately 5.06%. The Company can avoid dilution resulting from awards under the Option Plan by delivering shares repurchased in the open market upon the exercise of Options.

         Federal Income Tax Consequences. Under present federal tax laws, awards under the Option Plan will have the following consequences:

1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of Options would not be limited by
     Section 162(m) of the Code.

         Shareholder Ratification. Shareholder ratification of the Option Plan is being sought in order to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, and to meet the requirements for the tax-deductibility of certain compensation items under
Section 162(m) of the Code. An affirmative vote of the holders of a majority of the total votes cast (including abstentions) at the Annual Meeting in person or by proxy is required for shareholder ratification of this Proposal II.

         THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                                                    ---
OPTION PLAN.

--------------------------------------------------------------------------------
                  PROPOSAL III - RATIFICATION OF ROEBLING BANK
                 2006 RESTRICTED STOCK PLAN AND TRUST AGREEMENT
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the Roebling Bank 2006 Restricted Stock Plan and Trust Agreement (the "RSP") as a method of providing directors, officers, and employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The Bank will contribute sufficient funds to the RSP to purchase Common Stock representing up to 36,430 shares of Common Stock. The RSP may purchase such shares in the open market or from the Company from authorized but unissued shares of Common Stock or treasury shares. All of the Common Stock to be purchased by the RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP will be made in recognition of expected future services to the Bank by its directors, officers and employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. At September 30, 2005, the Company had six non-employee directors and 49 full and part-time employees. The following is a summary of the material features of the RSP which is qualified in its entirety by reference to the complete provisions of the RSP which is attached hereto as Appendix B.

         Awards Under the Restricted Stock Plan. The RSP will be administered by a committee comprised of not less than two directors who are not employees of the Bank (the "RSP Committee") appointed by the Bank's Board of Directors; provided that the Board has reserved the final authority for determination of Awards under the RSP ("Plan Share Awards"). The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Except as otherwise determined at the time of the Award, twenty percent (20%) of such awards shall be earned and non- forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Recipients of Plan Share Awards shall receive compensation payments equivalent to dividends paid on the Common Stock prior to the date that such Plan Share Awards are vested. Such compensation payments shall be made within 30 days of each dividend payment date. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Plan Share Awards to directors shall be immediately non-forfeitable in the event of the death, disability or a Change in Control of the Company or the Bank, of such director and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Bank.

         Plan Share Awards under the RSP will be determined by the Board. In no event shall any employee receive Plan Share Awards in excess of 20% of the aggregate Common Stock authorized under the RSP  ("Plan  Share  Reserve").  Plan  Share  Awards  may be granted to newly elected or appointed non- employee directors or prior Award recipients subsequent to the effective date of the RSP, provided that the Plan Share Awards made to non-employee directors shall not exceed 40% of the Plan Share Reserve in the aggregate or 15% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the RSP, resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the anticipated award of Common Stock under the RSP as authorized pursuant to the terms of the RSP or the anticipated actions of the RSP Committee. No specific determination has been made with respect to Awards that may be made to the officers and employees of the Company. It is anticipated that the Committee will make a determination related to such Awards at a later date following the date of shareholder approval of the RSP. The Committee will consider such information as it deems necessary and appropriate in making its determination related to any Awards, including job responsibilities, individual and Company performance, the Company's compensation philosophy and programs, and stock compensation practices by other financial institutions. No Plan Share Awards are expected to be granted to any associates of executive officers, directors or nominees. No other person is expected to receive 5% or more of the Plan Share Awards authorized under the RSP.


                                                                                    Number of Shares
Name and Position                                                                   to be Granted (1)
-----------------                                                                   --------------

Frank J. Travea, III, President and Chief Executive Officer                                *
John J. Ferry, Chairman of the Board and Director                                      2,185(1)
Mark V. Dimon, Director and Treasurer                                                  2,185(1)
Joan K. Geary, Director and Secretary                                                  2,185(1)
John A. LaVecchia, Director and Vice Chairman                                          2,185(1)(2)
George N. Nyikita, Director                                                            2,185(1)(2)
Robert R. Semptimphelter, Sr., Director                                                2,185(1)
All executive officers as a group                                                          *
All current directors who are not executive officers as a group                       13,110(1)
All employees, including current officers who are not executive officers,
   as a group                                                                              *

----------------------

* To be determined. It is anticipated that if the RSP receives shareholder approval, Awards to officers and employees may be made by the Committee during the calendar quarter ending March 31, 2006; however, at this time, no assurances can be made that such Awards will in fact be made, the recipients of such Awards, or the level of such individual Awards.
(1) All Plan Share Awards presented herein shall be earned at the rate of one-third as of the date of grant and one-third annually thereafter. All awards shall become immediately 100% vested upon death or disability or termination of service following a change in control of the Company or the Bank (as defined in the RSP). Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(2)      Nominee for re-election as a director of the Company.

         Amendment and Termination of the Restricted Stock Plan. The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the shareholders of the Company.

         The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Plan Share Awards as permitted by the RSP, however, the Board has determined that the implementation of such plan provisions is in the best interests of the shareholders of the Company, as well as the officers, directors and employees of the Company.

         Possible Dilutive Effects of the Restricted Stock Plan. It is the Company's present intention to fund the RSP through open-market purchases of Common Stock, which will cause no dilutive effect. The RSP provides, however, that Common Stock to be awarded may be acquired by the RSP through open- market purchases or from authorized but unissued shares of Common Stock from the Company. In that shareholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund Plan Share Awards, the interests of current shareholders may be diluted. If all Plan Share Awards (i.e., 36,430 shares of Common Stock) are funded with newly issued shares, the dilutive effect to existing shareholders would be approximately 2.09%.

         Federal Income Tax Consequences. Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to
Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the Fair Market Value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Bank will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

         Shareholder Ratification. The Bank is submitting the RSP to shareholders for a ratification vote to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. The affirmative vote of holders of a majority of the total votes cast (including abstentions) at the Annual Meeting in person or by proxy is required for shareholder ratification of this Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------

         The following table sets forth certain information regarding the benefits expected to be received under the Option Plan and RSP.


                                         Option Plan                            RSP
                                 ---------------------------         --------------------------
                                  Dollar            Number            Dollar           Number
Name and Position                Value (1)         of Units          Value (2)        of Units
-----------------                ---------         --------          ---------        --------

Frank J. Travea, III             $    --               *            $     --              *
  President and Chief
  Executive Officer

Executive Group                       --               *                  --              *

Non-Executive Director
  Group                               --          54,642            $129,789         13,110

Non-Executive Officer Employee
   Group                              --               *                  --              *

-------------
* To be determined. It is anticipated that if the Plans receive shareholder approval, Awards to officers and employees may be made by the Committee during the calendar quarter ending March 31, 2006, however, at this time, no assurances can be made that such Awards will in fact be made, the recipient of such Awards, or the level of such individual Awards.
(1) Based on fair market value of the Common Stock on the date of grant less the exercise price. All options will be granted with an exercise price equal to the fair market value of the Common Stock on the date of grant; provided that Options awarded during 2006 shall have an exercise price that is not less than $10.00 per share.
(2) Based on the last sale price of the Common Stock as reported on the OTC Bulletin Board as of September 30, 2005 ($9.90 per share).


--------------------------------------------------------------------------------
                      EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------


                                                 (a)                      (b)                        (c)
                                                                                             Number of securities
                                       Number of securities        Weighted-average        remaining available for
                                         to be issued upon        exercise price of         future issuance under
                                            exercise of              outstanding          equity compensation plans
                                       outstanding options,       options, warrants         (excluding securities
                                        warrants and rights           and rights           reflected in column (a))
                                        -------------------           ----------           ------------------------

Equity compensation plans approved
  by security holders:
    Stock Option Plan...........               14,642                  $3.595                         40,386
    Restricted Stock Plan.......                2,101                      --                         10,948
Equity compensation plans
  not approved by security
  holders.......................                   na                      na                             na
                                               ------                  ------                         ------

     TOTAL                                     16,743                  $3.595                         51,334
                                               ======                  ======                         ======

--------------------------------------------------------------------------------
                  PROPOSAL IV - RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         Fontanella and Babitts was the Company's independent public accountants for the fiscal year ended September 30, 2005. The Board of Directors has appointed Fontanella and Babitts to be its accountants for the fiscal year ending September 30, 2006, subject to ratification by the Company's shareholders. The engagement of Fontanella and Babitts was approved in advance by the Audit Committee. A representative of Fontanella and Babitts is not expected to attend the Annual Meeting and will, therefore, not be able to respond to shareholder's questions or make a statement.

         Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:


Fiscal          Audit      Audit-Related        Tax         All Other
Year            Fees           Fees            Fees           Fees
----           ------      -------------      ------        ---------
2005          $33,948        $ 2,250         $13,300           $ --
2004          $31,230        $72,910         $ 8,125           $ --

         Audit Fees include fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended September 30, 2005.

         Audit-Related Fees consist of fees incurred in connection with the Company's stock offering and the initial phase of compliance with the internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.

         Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

         All Other Fees are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. No such fees were billed during the last two fiscal years.

         The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the shareholders of the Company at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Fontanella and Babitts as the Company's independent public accountants for the fiscal year ending September 30, 2006.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         Review of Audited Financial Statements with Management. The Audit Committee reviewed and discussed the audited financial statements for the year ended September 30, 2005 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Public Accountants. The Audit Committee discussed with Fontanella & Babitts, the Company's independent public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Fontanella & Babitts required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Fontanella & Babitts its independence.

         Recommendation that Financial Statements be Included in Annual Report. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2005, for filing with the Securities and Exchange Commission.

         Audit Committee:
                  Mark V. Dimon, Chairman
                  Robert R. Semptimphelter, Sr.
                  John J. Ferry
                  George N. Nyikita

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of shareholders to be held in 2007 all shareholder proposals must be submitted to the Secretary at the Company's office, Route 130 South and Delaware Avenue, Roebling, New Jersey 08554, on or before September 1, 2006. Under the Company's Bylaws, in order to be considered for possible action by shareholders at the 2006 annual meeting of shareholders, shareholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 1, 2006.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2005 fiscal year, except for Mr. Ferry, who filed one Form 4 one day late and another Form 4 two days late.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the Annual Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

         The Company's 2005 Annual Report to Shareholders, including financial statements, is being mailed to all shareholders of record as of the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005 AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, ROEBLING FINANCIAL CORP, INC., ROUTE 130 SOUTH AND DELAWARE AVENUE, ROEBLING, NEW JERSEY 08554.


                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/Joan K. Geary

                                     JOAN K. GEARY
                                     Secretary

Roebling, New Jersey
December 29, 2005

                                                                      APPENDIX A
                          ROEBLING FINANCIAL CORP, INC.
                             2006 STOCK OPTION PLAN

     1. PURPOSE OF THE PLAN.  The Plan shall be known as the Roebling  Financial
        -------------------
Corp, Inc. ("Company") 2006 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified persons for positions of substantial responsibility in and to the Company and to provide additional incentive to officers, directors, and employees providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2. DEFINITIONS. The following words and phrases when used in this Plan with
        -----------
an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

          "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

          "Bank" shall mean Roebling Bank, or any successor corporation to it.

          "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

          "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Subsidiaries; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as now in effect and as they may hereafter be amended) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

          "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

          "Common Stock" shall mean common stock of the Company, or any successor thereto or parent corporation thereof.

          "Company" shall mean Roebling Financial Corp, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

          "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

          "Director" shall mean a member of the Board of the Company, or any successor thereto or parent corporation thereof.

          "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

          "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

          "Effective Date" shall mean the date of approval of the Plan by the shareholders of the Company.

          "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

          "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, including the Nasdaq National Market, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith.

          "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8, and subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

          "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

          "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option (subject to specification as the context requires) granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

          "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

          "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

          "Parent" shall mean any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

          "Participant" means any Director, officer or Employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

          "Plan" shall mean the Roebling Financial Corp, Inc. 2006 Stock Option Plan.

          "Share" shall mean one share of the Common Stock.

          "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" of the Company as defined in Sections 424(f) and (g) of the Code, including the Bank.

     3.  SHARES  SUBJECT  TO THE  PLAN.  Except  as  otherwise  required  by the
         -----------------------------
provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 91,076 Shares. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

     4.  SIX  MONTH  HOLDING  PERIOD.   Subject  to  vesting  requirements,   if
         ---------------------------
applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

     5. ADMINISTRATION OF THE PLAN.
        --------------------------

          (a) COMPOSITION OF THE COMMITTEE. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17
C.F.R. Section 240.16b-3; provided, however, a failure to comply with the requirement of being a "Non-Employee Director" shall not disqualify any actions taken by the Committee.

          (b) POWERS OF THE COMMITTEE. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

          The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

          (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations made by the Committee shall be final and conclusive on all persons affected thereby.

     6. ELIGIBILITY FOR AWARDS AND LIMITATIONS.
        --------------------------------------

          (a) The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

          (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

          (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 70% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 15% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 20% of the total number of Shares authorized for delivery under the Plan.

          (d) The exercise price of any Options awarded during calendar year 2006 shall not be less than $10.00 per share, subject to adjustment in accordance with Section 13 herein.

     7. TERM OF THE PLAN.  The Plan shall  continue  in effect for a term of ten
        ----------------
(10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

     8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options
        -----------------------------------------------
may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

          (a) OPTION PRICE.

               (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

               (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

          (b) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a shareholder of the Company until Shares of Common Stock are issued to the Optionee.

          (c) TERM OF INCENTIVE STOCK OPTION. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten
(10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

          (d) EXERCISE GENERALLY. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 25% as of the date of grant and 25% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

          (e) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the

Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. The Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

          (f) TRANSFERABILITY. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9. TERMS AND CONDITIONS OF NON-INCENTIVE STOCK OPTIONS.  Each Non-Incentive
        ---------------------------------------------------
Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

          (a)  OPTIONS  GRANTED  TO  DIRECTORS.  Subject to the  limitations  of
Section 6(c), Non-Incentive Stock Options to purchase 9,107 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant; provided that, in no event shall the exercise price of such Options be less than $10.00 per share. The Options will be 100% exercisable as of the Effective Date. Upon the death or Disability of the Director or Director Emeritus, such Option shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. Upon the retirement or termination of service of a Director or Director Emeritus, absent death or Disability, such options shall remain exercisable for a period of one year from such date of termination of service. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Additional Options may be granted to newly appointed or elected non-employee Directors or to prior Award recipients within the sole discretion of the Board. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the
Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

          (b) OPTION PRICE. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

          (c) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a shareholder of the Company until the Shares of Common Stock are issued to the Optionee.

          (d) TERM. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

          (e) EXERCISE GENERALLY. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

          (f) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. Such Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

          (g) TRANSFERABILITY. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     10. EFFECT OF TERMINATION  OF EMPLOYMENT,  DISABILITY OR DEATH ON INCENTIVE
         -----------------------------------------------------------------------
         STOCK OPTIONS.
         --------------

          (a) TERMINATION OF EMPLOYMENT. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options not exercised, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

          (b) DISABILITY. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (c) DEATH. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

          (d) INCENTIVE STOCK OPTIONS DEEMED EXERCISABLE. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

          (e) TERMINATION OF INCENTIVE STOCK OPTIONS. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     11.  EFFECT  OF  TERMINATION   OF   EMPLOYMENT,   DISABILITY  OR  DEATH  ON
          ----------------------------------------------------------------------
NON-INCENTIVE  STOCK OPTIONS.  The terms and conditions of  Non-Incentive  Stock
----------------------------
Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award.

     12.  WITHHOLDING  TAX. The Company  shall have the right to deduct from all
          ----------------
amounts paid in cash with respect to the cashless exercise of Options any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     13. RECAPITALIZATION,  MERGER,  CONSOLIDATION,  CHANGE IN CONTROL AND OTHER
         -----------------------------------------------------------------------
         TRANSACTIONS.
         -------------

          (a) ADJUSTMENT. Subject to any required action by the shareholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting shareholders).

          (b) CHANGE IN CONTROL. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

               (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

               (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

          (c) EXTRAORDINARY CORPORATE ACTION. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

               (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

               (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

               (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

          (d) ACCELERATION. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

          (e) NON-RECURRING DIVIDENDS. Notwithstanding anything herein to the contrary, upon the payment of a special or non-recurring dividend that has the effect of a return of capital distribution to the shareholders, the Company shall, within the discretion of the Committee, either:

               (i) adjust the Option exercise price per share in a proportionate and equitable manner to reflect the payment of such capital distribution, or

               (ii) make an equivalent payment to each Participant holding an outstanding Option as of the dividend record date of such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per Optioned Stock as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per Optioned Stock equal in fair market value to the fair market value of the non-cash dividend or distribution; or

               (iii) take the action described in Section 13(e)(i) with respect to certain outstanding Options and the action described in Section 13(e)(ii) with respect to the remaining outstanding Options.

                  Except as expressly provided in Sections 13(a) and 13(b), no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

     14. TIME OF GRANTING OPTIONS. The date of grant of an Option under the Plan
         ------------------------
shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

     15.  EFFECTIVE  DATE.  The Plan  shall  become  effective  upon the date of
          ---------------
approval of the Plan by the shareholders of the Company. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of shareholder ratification of the Plan.

     16.  APPROVAL  BY  SHAREHOLDERS.  The Plan shall be approved by a vote of a
          --------------------------
majority of the shares of Common Stock present in person or by proxy and cast on the matter at a meeting of shareholders of the Company held within twelve (12) months before or after the date the Plan is approved by the Board.

     17.  MODIFICATION OF OPTIONS.  At any time and from time to time, the Board
          -----------------------
may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

     18. AMENDMENT AND TERMINATION OF THE PLAN.
         -------------------------------------

          (a) ACTION BY THE BOARD. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the shareholders of the Company. Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the exercise price of any Option granted under the Plan to be reduced after the date of grant, except as otherwise permitted in accordance with Section 13 of the Plan, without shareholder approval of such action.

          (b) CHANGE IN APPLICABLE LAW. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     19.  CONDITIONS  UPON ISSUANCE OF SHARES;  LIMITATIONS ON OPTION  EXERCISE;
          ----------------------------------------------------------------------
          CANCELLATION OF OPTION RIGHTS.
          ------------------------------

          (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

          (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

          (c) As a condition to the exercise of an Option or the delivery of the Shares, the Company may require the person exercising the Option or receiving delivery of the Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

          (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors or the Committee, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

          (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section

16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

          (f) In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or directors of the Company or its Subsidiaries must be exercised or forfeited.

     20.  RESERVATION  OF SHARES.  During the term of the Plan, the Company will
          ----------------------
reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     21.  UNSECURED  OBLIGATION.  No  Participant  under the Plan shall have any
          ---------------------
interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     22. NO EMPLOYMENT RIGHTS. No Director,  Employee or other person shall have
         --------------------
a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director, Director Emeritus or in any other capacity with the Company, the Bank or other Subsidiaries.

     23.  GOVERNING  LAW.  The  Plan  shall  be  governed  by and  construed  in
          --------------
accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

                                                                      APPENDIX B

                                  ROEBLING BANK
                 2006 RESTRICTED STOCK PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 Roebling Bank ("Bank") hereby establishes the Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                                   ----------

                               PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries, by providing such personnel of the Bank and its subsidiaries with an increased equity interest in the parent corporation of the Bank, Roebling Financial Corp, Inc. ("Parent"), as compensation for their prior and anticipated future professional contributions and service to the Bank and its subsidiaries.

                                   ARTICLE III
                                   -----------

                                   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     "Bank" means Roebling Bank, a federal stock savings bank headquartered in Roebling, New Jersey.

     "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Bank or the Committee on forms provided for this purpose by the Committee and delivered to the Bank and may be changed from time to time by similar written notice to the Committee. A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

     "Board" means the Board of Directors of the Bank, or any successor corporation thereto.


     "Cause" means personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Bank or its Subsidiaries.

     "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Parent or the Bank; (ii) the merger or recapitalization of the Parent or the Bank whereby the Parent or the Bank is not the surviving entity; (iii) a change in control of the Parent or the Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     "Committee" means the Board of Directors of the Parent or the Restricted Stock Plan Committee appointed by the Board of Directors of the Parent pursuant to Article IV hereof.

     "Common Stock" means shares of the common stock of the Parent, or any successor corporation or parent thereto.

     "Conversion" means the effective date of the conversion of Roebling Financial Corp, MHC to stock form.

     "Director" means a member of the Board of the Bank.

     "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Parent or the Bank from time to time.

     "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or any Subsidiary in his then-current capacity as determined by the Committee.

     "Effective Date" shall mean the date of approval of the Plan by the shareholders of the Parent.

     "Eligible Participant" means an Employee or Director who may receive a Plan Share Award under the Plan.

     "Employee" means any person who is employed by the Bank or a Subsidiary.

     "Parent" means Roebling Financial Corp, Inc., and any successor corporation thereto.

     "Participant" means an Employee or Director who receives a Plan Share Award under the Plan.

     "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

     "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

     "Subsidiary" means those subsidiaries of the Bank which, with the consent of the Board, agree to participate in this Plan.

         "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                                   ----------

                           ADMINISTRATION OF THE PLAN

     4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Board or the Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board of Directors of the Parent, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"); provided, however, a failure to comply with the requirement of being a "Non-Employee Director" shall not disqualify any actions taken by the Committee . The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

     4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

     4.03 LIMITATION ON LIABILITY. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify, hold harmless and defend such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    ARTICLE V
                                    ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board of Directors of the Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust established under this Plan. Such contribution amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

     5.02 INITIAL INVESTMENT. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

     5.03 INVESTMENT OF TRUST ASSETS. Following approval of the Plan by shareholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust's cash assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 36,430 shares of Common Stock. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Parent in an amount sufficient to fund the Plan Share Reserve.

     5.04 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   ARTICLE VI
                                   ----------

                            ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. Eligible Participants may receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

     6.02 ALLOCATIONS. The Committee will determine which of the Eligible Participants will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Articles of Incorporation or Bylaws of the Bank or its Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Eligible Participants will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting such Eligible Participants to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Eligible Participants, the value of their prior and anticipated future services to the Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 20% of the aggregate Plan Shares authorized under the Plan.

         6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Eligible Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Eligible Participant as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Bank at any time, and cease issuing Plan Share Awards.

         6.05 AWARDS TO DIRECTORS.  Subject to the limitations  provided in this
Section 6.05, upon the Effective Date, a Plan Share Award consisting of 2,185 Plan Shares shall be awarded to each Director of the Bank that is not otherwise an Employee. Such Plan Share Award shall be earned and non-forfeitable at the rate of one-third of such shares as of the Effective Date and an additional one-third as of each of the next two successive years thereafter during such continued periods of service as a Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Parent or the Bank. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Bank or prior Award recipients within the discretion of the Board; provided, however, not more than 40% of the aggregate Plan Share Awards may be made to Directors.

                                   ARTICLE VII
                                   -----------

             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNING PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period.

     (b) REVOCATION FOR MISCONDUCT. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

     (c) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Bank or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Bank or a Subsidiary and shall be distributed as soon as practicable thereafter.

     (d) EXCEPTION FOR TERMINATION AFTER A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Parent or the Bank and shall be distributed as soon as practicable thereafter.

     7.02 PAYMENT OF DIVIDENDS. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive compensation in an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such compensation amounts applicable to Plan Share Awards shall be paid out to the Participant within thirty days of the applicable dividend payment date by the Trust or the Bank. Such payments shall be reported on IRS Form 1099 or W-2 as applicable.

     7.03 DISTRIBUTION OF PLAN SHARES.

     (a)  TIMING  OF   DISTRIBUTIONS:   GENERAL  RULE.  Except  as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

     (b) FORM OF DISTRIBUTION. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned; provided, however, shares of Common Stock may be distributed, within the sole discretion of the Committee, prior to the time that such Plan Shares shall be earn if such Common Stock will be subject to an applicable restrictive legend indicating the applicable limitations and restrictions associated with such shares of Common Stock. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Parent shall be acquired for cash, all Plan Shares associated with such Plan Share Awards, together with any shares representing stock dividends associated with such Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

     (c) WITHHOLDING. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or a Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (d) TIMING: EXCEPTION FOR 10% SHAREHOLDERS. Notwithstanding Subsection (a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock of the Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Parent. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date that is five years from the effective date of the Conversion.

     (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the shareholders of the Parent by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  ARTICLE VIII
                                  ------------

                                      TRUST

     8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust solely for the benefit of the
Plan Participants in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 MANAGEMENT OF TRUST. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion, both consistent with the provisions and intent of this Plan and Agreement, with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing these duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

     (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

     (b) To invest any Trust assets not otherwise  invested in  accordance  with
     (a) above in such insured deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

     (c) Consistent with the obligations under the Trust, to sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

     (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

     (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

     (f) To employ brokers, agents, custodians, consultants and accountants.

     (g) To hire counsel to render advice with respect to the Trustee's rights, duties and obligations hereunder, and such other legal services or representation as deemed necessary or desirable.

     (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

     (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Bank the earnings of the Trust attributable to the Plan Share Reserve.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

     8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by the Board, the Committee and any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 EARNINGS. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

     8.05 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Bank.

     8.06 INDEMNIFICATION. Subject to the requirements and limitations of applicable laws and regulations, the Parent and the Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS

     9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Bank.

     9.02 AMENDMENT AND TERMINATION OF THE PLAN. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Bank all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the shareholders of the Parent.

     9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares and dividends (cash or stock) may only be earned by and delivered to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, the Bank, or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 NO EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Parent, the Bank, or a Subsidiary thereof.

     9.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights of a shareholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

     9.06 GOVERNING LAW. The Plan and Trust shall be governed by and construed under the laws of the State of New Jersey, except to the extent that Federal Law shall be deemed applicable.

     9.07 EFFECTIVE DATE. The Plan shall be effective as of the date of approval of the Plan by a vote of a majority of the shares of Common Stock present in person or by proxy and cast on the matter at a meeting of shareholders of the Parent.

     9.08 TERM OF PLAN.  This Plan shall  remain in effect  until the earlier of
(i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and delivered, or by their terms expire or are forfeited.

     9.09 TAX STATUS OF TRUST. It is intended that the Trust established hereby shall be treated as a grantor trust of the Bank under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

                          ROEBLING FINANCIAL CORP, INC.
[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE
            ANNUAL MEETING OF STOCKHOLDERS                                                                         WITH-   FOR ALL
               JANUARY 30, 2006                                                                               FOR   HOLD   EXCEPT
----------------------------------------------------------------       1.  The  election of directors as
      The  undersigned  hereby  appoints  the  Board  of                   nominees  listed below (except
Directors  of  Roebling Financial  Corp,  Inc. (the  "Company"),           as marked to the contrary):        [ ]   [ ]     [ ]
or its  designee,  with full powers of substitution,  to act
as attorneys and proxies for the undersigned,  to vote all                     JOHN A. LAVECCHIA         GEORGE N. NYIKITA
shares of Common Stock of the Company which the  undersigned
is entitled to vote at the Annual  Meeting of  Shareholders            INSTRUCTIONS:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
(the "Annual  Meeting"),  to be held at Bung's  Tavern at              NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S
2031  Route 130  South,  Burlington,  New  Jersey,  on Monday,         NAME IN THE SPACE PROVIDED BELOW.
January  30,  2006,  at 3:30 p.m.  local time,  and at any
and all  adjournments thereof, in the following manner:                ____________________________________________________

                                                                                                              FOR  AGAINST ABSTAIN
                                                                       2.  Ratification of Roebling
                                                                           Financial Corp, Inc. 2006
                                                                           Stock Option Plan.                 [ ]   [ ]     [ ]

                                                                       3.  Ratification of Roebling Bank
                                                                           2006 Restricted Stock Plan.        [ ]   [ ]     [ ]

                                                                       4.  The ratification of the appointment
                                                                           of Fontanella and Babitts, as the
                                                                           Company's independent public
                                                                           accountants for the fiscal year
                                                                           ending September 30, 2006.         [ ]   [ ]     [ ]

                                                                           The Board of Directors recommends a vote "FOR" each
                                       --------------------------       of the nominees and "FOR" the above listed propositions.
     Please be sure to sign and date   | Date                   |
       this Proxy in the box below.    |                        |       PLEASE CHECK BOX IF YOU PLAN TO ATTEND
-----------------------------------------------------------------       THE MEETING.                                  [  ]
|                                                               |
|                                                               |       THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
---Stockholder sign above-------Co-holder (if any) sign above---        INSTRUCTIONS ARE SPECIFIED,  THIS SIGNED PROXY WILL BE
                                                                        VOTED FOR THE PROPOSITIONS  STATED. IF ANY BUSINESS IS
                                                                        PRESENTED AT THE ANNUAL  MEETING,  THIS SIGNED PROXY WILL
                                                                        BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST
                                                                        JUDGMENT.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS
                                                                        KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL
                                                                        MEETING.

                                                                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                          ROEBLING FINANCIAL CORP, INC.
        ROUTE 130 SOUTH AND DELAWARE AVENUE - ROEBLING, NEW JERSEY 08554

--------------------------------------------------------------------------------
     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated December 29, 2005, and the 2005 Annual Report to Shareholders.

     Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________

___________________________________________

___________________________________________